Related Party Transactions	12 Months Ended
Dec. 31, 2025
Related Party Transactions [Abstract]
Related party transactions
12.	Related party transactions

Due to related party

Due to a related party consists of the following:

		As of December 31,
Name	Related party relationship	2024	2025
		USD	USD
Qiaoling Lu	CEO and controlling shareholder of the Company	$1,076,516	$1,698,379
Total due to a related party		$1,076,516	$1,698,379

As of December 31, 2024 and 2025, the balance due to a related party in the amount of $1,076,516 and $1,698,379, respectively, represented amounts drawn down under a financial support commitment from the Group’s controlling shareholder for working capital purposes. The commitment is uncapped, interest-free, unsecured, and has no fixed repayment term. Amounts drawn under the commitment are repayable in cash.